UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Rule 14a-12

PROFUSA, INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROFUSA, INC.
626 Bancroft Way
Suite A
Berkeley, CA 94710

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 23, 2026

May 26, 2026

Dear Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Profusa, Inc., which will be held on June 23, 2026, beginning at 10:00 a.m., Eastern Time.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be held at www.virtualshareholdermeeting.com/PFSA2026. In addition, you will be able to register to attend, vote and examine the list of Stockholders entitled to vote at the Annual Meeting by visiting proxyvote.com and entering the sixteen-digit control number found on your proxy card, included in your proxy materials. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the proxy materials you received for the Annual Meeting.

The sole purpose of the Annual Meeting is to consider and vote upon:

•        Proposal 1 — Election of Director Proposal:    A proposal to elect Lauren Chung as a Class I director, to hold office until our 2029 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal (the “Election of Director Proposal” or “Proposal One”);

•        Proposal 2 — Reverse Stock Split Proposal:    A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to, at the discretion of our Board of Directors, effect one or more reverse stock splits over the course of the next two years (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share (the “common stock”), including any common stock held by the Company as treasury shares, at any time prior to or on June 23, 2028, at a ratio of 1-for-5 to 1-for-200 (the “Range”) provided that the aggregate splits will not exceed 1-for-200, with the ratio within such Range to be determined at the discretion of our Board of Directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders (such action is referred to herein as the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal” or “Proposal Two”) (the form of which is included as Appendix A to this Proxy Statement);

•        Proposal 3 — Preferred Stock Issuance Proposal:    A proposal to approve, for purposes of Nasdaq Listing Rules 5635(a) and 5635(d), the issuance by the Company of shares of a newly created series of convertible preferred stock (the “Preferred Stock”) and the shares of common stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) to Bio Insights LLC as consideration for the Company’s acquisition of certain assets relating to the PanOmics Assay pursuant to that certain Asset Purchase Agreement, dated as of April 21, 2026, by and between the Company and Bio Insights LLC (the “Preferred Stock Issuance Proposal” or “Proposal Three”);

•        Proposal 4 — Convertible Notes Proposal:    A proposal to approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), the potential issuance in excess of 19.99% of our outstanding shares of common stock upon the conversion of that certain promissory note issued by the Company to NorthView Sponsor I LLC, as modified pursuant to the Note Modification and Conversion Agreement, dated as of April 24, 2026, by and between the Company and NorthView Sponsor I LLC, as amended by Amendment No. 1 thereto, dated as of April 29, 2026 (the “Convertible Notes Proposal” or “Proposal Four”);

•        Proposal 5 — Equity Plan Amendment Proposal:    To approve an amendment to our 2025 Equity and Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that are available to be issued pursuant to the Plan from 100,386 to 795,930 shares, an increase of 695,544 shares (such that the pool of shares available under the Plan will represent 15% of the Company’s outstanding shares of Common Stock, calculated based on 4,510,268 shares of Common Stock outstanding as of May 7, 2026) (after giving effect to the Reverse Stock Split) (the “Equity Plan Amendment Proposal” or “Proposal Five”) (included as Appendix B to this Proxy Statement); and

•        Proposal 6 — Adjournment Proposal:    A proposal to authorize an adjournment or adjournments of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four, Proposal Five, or Proposal Six (the “Adjournment Proposal” or “Proposal Six”).

Our Board has fixed the close of business on May 12, 2026 as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Election of Director Proposal, the Reverse Stock Split Proposal, the Preferred Stock Issuance Proposal, the Convertible Notes Proposal, the Equity Plan Amendment Proposal, and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each proposal.

Enclosed is the Proxy Statement containing detailed information concerning the Election of Director Proposal, the Reverse Stock Split Proposal, the Preferred Stock Issuance Proposal, the Convertible Notes Proposal, the Equity Plan Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

May 26, 2026

By Order of the Board of Directors
/s/ Ben C. Hwang
Ben C. Hwang, Ph.D.
Chairman of the Board

Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Reverse Stock Split Proposal, the Preferred Stock Issuance Proposal, the Convertible Notes Proposal, the Equity Plan Amendment Proposal and the Adjournment Proposal, and an abstention will have the same effect as voting “AGAINST” the Reverse Stock Split Proposal, the Preferred Stock Issuance Proposal, the Convertible Notes Proposal, the Equity Plan Amendment Proposal and the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 23, 2026: This notice of meeting and the accompanying Proxy Statement are available at proxyvote.com.

PROXY STATEMENT

i

PROFUSA, INC.
626 Bancroft Way
Suite A
Berkeley, CA 94710

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 23, 2026

PROXY STATEMENT

This Proxy Statement contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 23, 2026 at 10:00 a.m. Eastern Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. We are planning to hold the Annual Meeting virtually at www.virtualshareholdermeeting.com/PFSA2026. The enclosed proxy is solicited by the Board of Directors (the “Board”) of Profusa, Inc. (the “Company”). The proxy materials relating to the Annual Meeting will first be made available to stockholders entitled to vote at the Annual Meeting on or about June 4, 2026. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 626 Bancroft Way, Suite A, Berkeley, California 94710, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”) and available during the Annual Meeting.

We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy, Inc. (the “Proxy Solicitor”), to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay the Proxy Solicitor a fee of $10,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Our proxy materials including our Proxy Statement for the Annual Meeting are included herewith and are also available on the Internet at proxyvote.com.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Profusa, Inc. The mailing address of our principal executive offices is Profusa, Inc., 626 Bancroft Way, Suite A, Berkeley, California 94710.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders to approve:

•        Proposal 1 — Election of Director Proposal:    A proposal to elect Lauren Chung as a Class I director, to hold office until our 2029 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal (the “Election of Director Proposal” or “Proposal One”);

•        Proposal 2 — Reverse Stock Split Proposal:    A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to, at the discretion of our Board of Directors, effect one or more reverse stock splits over the course of the next two years (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share (the “Common Stock”), including any common stock held by the Company as treasury shares, at any time prior to or on June 23, 2028, at a ratio of 1-for-5 to 1-for-200 (the “Range”) provided that the aggregate splits will not exceed a ratio of 1-for-200, with the ratio within such Range to be determined at the discretion of our Board of Directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders (such action is referred to herein as the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal” or “Proposal Two”) (the form of which is included as Appendix A to this Proxy Statement);

•        Proposal 3 — Preferred Stock Issuance Proposal:    A proposal to approve, for purposes of Nasdaq Listing Rules 5635(a) and 5635(d), the issuance by the Company of shares of a newly created series of convertible preferred stock (the “Preferred Stock”) and the shares of common stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) to Bio Insights LLC as consideration for the Company’s acquisition of certain assets relating to the PanOmics Assay pursuant to that certain Asset Purchase Agreement, dated as of April 21, 2026, by and between the Company and Bio Insights LLC (the “Preferred Stock Issuance Proposal” or “Proposal Three”);

•        Proposal 4 — Convertible Notes Proposal:    A proposal to approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), the potential issuance in excess of 19.99% of our outstanding shares of common stock upon the conversion of that certain promissory note issued by the Company to NorthView Sponsor I LLC, as modified pursuant to the Note Modification and Conversion Agreement, dated as of April 24, 2026, by and between the Company and NorthView Sponsor I LLC, as amended by Amendment No. 1 thereto, dated as of April 29, 2026. (the “Convertible Notes Proposal” or “Proposal Four”);

•        Proposal 5 — Equity Plan Amendment Proposal:    To approve an amendment to our 2025 Equity and Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that are available to be issued pursuant to the Plan from 100,386 to 795,930 shares, an increase of 695,544 shares (such that the pool of shares available under the Plan will represent 15% of the Company’s outstanding shares of Common Stock, calculated based on 4,510,268 shares of Common Stock outstanding as of May 7, 2026) (after giving effect to the Reverse Stock Split) (the “Equity Plan Amendment Proposal” or “Proposal Five”) (included as Appendix B to this Proxy Statement); and

•        Proposal 6 — Adjournment Proposal:    A proposal to authorize an adjournment or adjournments of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four, or Proposal Five (the “Adjournment Proposal” or “Proposal Six”).

What are the Board’s recommendations?

Our Board believes that the approval of the proposals is advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each Proposal.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, May 12, 2026 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had outstanding 4,660,268 shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance shall be solely virtual. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/PFSA2026 using the instructions provided on this proxy or any accompanying materials.

How do I attend and vote shares at the Annual Meeting?

As a registered shareholder, you received a Proxy Card from Broadridge Financial Solutions. The form contains instructions on how to attend the virtual Annual Meeting including the URL address, along with your sixteen-digit control number. You will need your sixteen-digit control number for access. If you do not have your control number, contact Andrew Dewar at the phone number or e-mail address below. Andrew Dewar’s contact information for our Annual Meeting is as follows: call 1-(631)-257-4187, or email Andrew.dewar@broadridge.com.

The meeting website will be available for access 15 minutes prior to the start of the Annual Meeting. Enter the URL address into your browser www.virtualshareholdermeeting.com/PFSA2026, and enter your sixteen-digit control number, name and email address.

Beneficial investors, who own their investments through a bank or broker, will need to contact their bank or broker to receive their sixteen-digit control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker.

What is being voted on?

You are being asked to vote on:

•        Proposal 1 — Election of Director Proposal:    A proposal to elect Lauren Chung as a Class I director, to hold office until our 2029 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal (the “Election of Director Proposal” or “Proposal One”);

•        Proposal 2 — Reverse Stock Split Proposal:    A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to, at the discretion of our Board of Directors, effect one or more reverse stock splits over the course of the next two years (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share (the “common stock”), including any common stock held by the Company as treasury shares, at any time prior to or on June 23, 2028, at a ratio of 1-for-5 to 1-for-200 (the “Range”) provided that the aggregate splits will not exceed a ratio of 1-for-200, with the ratio within such Range to be determined at the discretion of our Board of Directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal Two”) (the form of which is included as Appendix A to this Proxy Statement);

•        Proposal 3 — Preferred Stock Issuance Proposal:    A proposal to approve, for purposes of Nasdaq Listing Rules 5635(a) and 5635(d), the issuance by the Company of shares of a newly created series of convertible preferred stock (the “Preferred Stock”) and the shares of common stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) to Bio Insights LLC as consideration for the Company’s acquisition of certain assets relating to the PanOmics Assay pursuant to that certain Asset Purchase Agreement, dated as of April 21, 2026, by and between the Company and Bio Insights LLC (the “Preferred Stock Issuance Proposal” or “Proposal Three”);

•        Proposal 4 — Convertible Notes Proposal:    A proposal to approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), the potential issuance in excess of 19.99% of our outstanding shares of common stock upon the conversion of that certain promissory note issued by the Company to NorthView Sponsor I LLC, as modified pursuant to the Note Modification and Conversion Agreement, dated as of April 24, 2026, by and between the Company and NorthView Sponsor I LLC, as amended by Amendment No. 1 thereto, dated as of April 29, 2026. (the “Convertible Notes Proposal” or “Proposal Four”);

•        Proposal 5 — Equity Plan Amendment Proposal:    To approve an amendment to our 2025 Equity and Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that are available to be issued pursuant to the Plan from 100,386 to 795,930 shares, an increase of 695,544 shares (such that the pool of shares available under the Plan will represent 15% of the Company’s outstanding shares of Common Stock, calculated based on 4,510,268 shares of Common Stock outstanding as of May 7, 2026) (after giving effect to the Reverse Stock Split) (the “Equity Plan Amendment Proposal” or “Proposal Five”) (included as Appendix B to this Proxy Statement); and

•        Proposal 6 — Adjournment Proposal:    A proposal to authorize an adjournment or adjournments of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four, or Proposal Five (the “Adjournment Proposal” or “Proposal Six”).

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe each of the Election of Director Proposal, the Reverse Stock Split Proposal, the Preferred Stock Issuance Proposal, the Convertible Notes Proposal, the Equity Plan Amendment Proposal and the Adjournment Proposal presented to the stockholders at the Annual Meeting will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Who can vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on the Record Date are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, 4,660,268 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting if your bank or broker provides you with a sixteen-digit control number.

What constitutes a quorum?

The holders of at least thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares of the Company’s capital stock entitled to vote at such meeting, present by remote communication or represented by proxy, constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope to Broadridge Financials Solutions prior to the date of the Annual Meeting. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting if your bank or broker provides you with a sixteen-digit control number.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Broadridge Financial Solutions at 51 Mercedes Way, Edgewood, NY 11717, Attn: Andrew Dewar, Telephone: (631) 257-4187, Email: Andrew.dewar@broadridge.com prior to the commencement of the Annual Meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have engaged Advantage Proxy, Inc., our Proxy Solicitor, to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay the Proxy Solicitor a fee of $10,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact:

Broadridge Financial Solutions
51 Mercedes Way
Edgewood, NY 11717
Main Telephone: (631) 257-4187
Email: Andrew.dewar@broadridge.com

You may also contact the Proxy Solicitor at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential” and other similar words and expressions of the future. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

THE ANNUAL MEETING

Overview

Date, Time and Place.    The Annual Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on June 23, 2026, as a virtual meeting. You will be able to register to attend, vote and examine the list of Stockholders entitled to vote at the Annual Meeting by visiting proxyvote.com and entering the sixteen-digit control number found on their proxy card, included in your proxy materials. You will find more information on the matters for voting in the Proxy Statement on the following pages. If you are a stockholder of record, you may vote by mail, or by using the Internet. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Annual Meeting.

If your shares are registered in your name with our transfer agent and you wish to attend the Annual Meeting, you may register to do so as described above.

Beneficial owners who wish to vote during the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares to obtain a legal proxy. All holders can register to attend the meeting with their sixteen-digit control number.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned the Company’s common stock at the close of business on the Record Date for the Annual Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the Record Date. The Company’s warrants do not carry voting rights. At the close of business on the Record Date for the Annual Meeting, there were 4,660,268 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Annual Meeting. We have engaged the Proxy Solicitor to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay the Proxy Solicitor a fee of $10,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual Meeting if you are a holder of record of the Company’s common stock. If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact:

Broadridge Financial Solutions
51 Mercedes Way
Edgewood, NY 11717
Main Telephone: (631) 257-4187
Email: Andrew.dewar@broadridge.com

You may also contact the Proxy Solicitor at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
Email: ksmith@advantageproxy.com

PROPOSAL ONE: ELECTION OF DIRECTOR PROPOSAL

General

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of five members. Our Board is divided into three classes of directors, with each class serving a staggered three-year term. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the class whose term is then expiring. The members of the classes of our Board are currently divided as follows:

•        the Class I director is Lauren Chung, and her term will expire at the first annual meeting of stockholders;

•        the Class II directors are Jack Stover and Peter O’Rourke, and their terms will expire at the second annual meeting of stockholders; and

•        the Class III directors are Ben Hwang and Rajesh Asarpota, and their terms will expire at the third annual meeting of stockholders.

At the recommendation of our Board, Lauren Chung has been nominated to serve as Class I director and has agreed to stand for election at the Annual Meeting. Our management has no reason to believe that Ms. Chung will be unable to serve. If elected at the Annual Meeting, Lauren Chung will serve until the 2029 annual meeting of stockholders and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal. The nominee has consented to being named in this Proxy Statement and to serve if elected. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine.

Set forth below is biographical information for the one Class I director nominee.

Nominee for Director

Lauren Chung has served as a director since July 2025. Since November 2019, Dr. Chung has served as chief executive officer of MINLEIGH LLC, identifying, evaluating and partnering with companies for investments and strategic, operational, and commercial opportunities, and venture partner at Yozma Group. From May 2017 to November 2019, Dr. Chung was an Equity Research Managing Director at WestPark Capital. From August 2016 to April 2017, Dr. Chung was in equity research at Maxim Group. Previously, Dr. Chung founded and served as chief operating officer and chief compliance officer of Tokum Capital Management, a global healthcare investment fund. Prior to that, she managed healthcare investment portfolios at institutional investment firms. Dr. Chung serves as director of Todos Medical Ltd. Dr. Chung previously served as director of Cure Pharmaceutical Holding Corp from August 2019 until November 2021, UltraSight, Inc from December 2020 to December 2021, and AdiTxt, Inc. from June 2021 until December 2021. Dr. Chung holds a Ph.D. in Neuropathology from Columbia University-College of Physicians & Surgeons, an M.B.A from Columbia Business School, and a BA with honors in Biochemistry and Economics from Wellesley College. We believe that Dr. Chung is well-qualified to serve as a director of the Company based on Dr. Chung’s extensive corporate board and investment analysis experience.

Vote Required for Approval

Directors are elected by a plurality of the votes cast on the election of directors. Accordingly, the nominee receiving the highest number of “FOR” votes will be elected. You may vote “FOR” or “WITHHOLD” on the Class I director nominee. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named above. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee may instead be voted for the election of a substitute nominee proposed by our Board, or our Board may choose to reduce its size. A “WITHHOLD” vote or a broker non-vote will not be counted in the nominee’s favor and will have no effect on the outcome of the election.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR PROPOSAL.

PROPOSAL TWO: REVERSE STOCK SPLIT PROPOSAL

Our Certificate of Incorporation currently authorizes the Company to issue a total of 601,000,000 shares of capital stock, consisting of 600,000,000 shares of common stock, $0.0001 par value per share, and 1,000,000 shares of preferred stock, $0.0001 par value per share. On May 7, 2026, subject to stockholder approval, our Board approved an amendment to the Certificate of Incorporation to, at the discretion of our Board, effect one or more Reverse Stock Splits over the course of the next two years of our common stock at a ratio of between 1-for-5 to 1-for-200, provided that the aggregate splits will not exceed a ratio of 1-for-200, including any shares held by the Company as treasury shares, at any time prior to or on June 23, 2028, with the exact ratio within such Range to be determined by our Board (or any of its delegated authorized persons) at its or their discretion without further approval or authorization of our stockholders. The primary goal of the Reverse Stock Split is to enable us to regain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as well as to increase the trading price of our common stock to enhance overall liquidity of the common stock by facilitating future financing and attracting new investors. We believe that the Range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and one or more Reverse Stock Split is effected over the course of the next two years, every 5 to 200 shares of our outstanding common stock held by each stockholder would be combined and reclassified into one share of common stock, with the exact ratio to be determined by the Board.

The Reverse Stock Split, if effected, will not change the number of authorized shares of our common stock or preferred stock, or the par value of our common stock or preferred stock.

The actual timing for implementation of the Reverse Stock Split is expected to be at any time prior to or on June 23, 2028. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board (or any of its delegated authorized persons) will have the sole authority to abandon the Reverse Stock Split and not amend our Certificate of Incorporation if it determines between now and June 23, 2028 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders. If the Reverse Stock Split Proposal is approved by our stockholders, prior to amending the Certificate of Incorporation and filing the Reverse Stock Split Certificate of Incorporation Amendment (as defined below) with the Secretary of State for the State of Delaware, the Board (or any of its delegated authorized persons) will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and its stockholders in light of, among other things, the per share price of the common stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the common stock following the Reverse Stock Split. If the Board (or any of its delegated authorized persons) determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the form of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is included as Appendix A to this Proxy Statement (the “Reverse Stock Split Certificate of Incorporation Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Stock Split Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing or the effective time set forth in the Reverse Stock Split Certificate of Incorporation Amendment. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Split and Factors to Consider

We are submitting this proposal to our stockholders for approval in order to regain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as well as to increase the trading price of our common stock to enhance overall liquidity of the common stock by facilitating future financing and attracting new investors.

Continued Listing Compliance

The Company is not in compliance with the Minimum Bid Price Requirement, Market Value of Listed Securities (“MVLS”) Requirement, and Market Value of Publicly Held Shares (“MVPHS”) Requirement for continued listing on The Nasdaq Global Market tier of The Nasdaq Stock Market LLC.

On September 11, 2025, we received two notices from Nasdaq’s Listing Qualifications Department (the “Staff”): (i) one, indicating that, based on Nasdaq’s review of the Company’s MVLS from July 29, 2025 through September 10, 2025, the Company no longer satisfied Nasdaq Listing Rule 5450(b)(2)(A), which requires companies listed on The Nasdaq Global Market to maintain a minimum MVLS of $50,000,000 (the “MVLS Requirement”), and (ii) the other, indicating that, based on Nasdaq’s review of the closing bid price for the Company’s Common Stock over the same period, the Company no longer satisfied Nasdaq Listing Rule 5450(a)(1), which requires a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). In both cases, the Staff provided the Company with a 180-calendar day grace period to regain compliance with the MVLS Requirement and the Minimum Bid Price Requirement, through March 10, 2026.

In addition, on October 27, 2025, we received a letter from the Staff notifying the Company that, for the previous 30 consecutive business days, the Company’s MVPHS was below the $15,000,000 threshold required for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Requirement”). The Staff provided the Company with a 180-calendar day grace period to regain compliance with the MVPHS Requirement, through April 27, 2026.

On February 9, 2026, we effected a 1-for-75 reverse stock split of our common stock (the “Reverse Stock Split”). The Reverse Stock Split did not change the par value of the Common Stock or the authorized number of shares of Common Stock. All share and per share information was retroactively adjusted to reflect the Reverse Stock Split for all periods presented. Unless the context expressly indicated otherwise, all references to share and per share amounts referred to herein give effect to the Reverse Stock Split.

On March 11, 2026, the Staff notified us that, based upon the Company’s continued non-compliance with the Minimum Bid Price Requirement and the MVLS Requirement upon the expiration of the relevant grace periods on March 10, 2026, our securities were subject to delisting from The Nasdaq Global Market unless the Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”). The Company timely requested a hearing before the Panel, which request stayed any further suspension or delisting action by the Staff pending the ultimate conclusion of the hearing process.

At the hearing on April 21, 2026, the Company requested the transfer of its listing to The Nasdaq Capital Market, pursuant to an extension to evidence compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market tier (the “NCM Bid Price Requirement”) by July 6, 2026. The Company did not seek an exception to the MVLS Requirement and MVPHS Requirement for continued listing on The Nasdaq Global Market as those deficiencies would be rendered moot upon the transfer of the Company’s listing from The Nasdaq Global Market to The Nasdaq Capital Market.

On April 28, 2026, we received formal notification from the Staff that the Company had not regained compliance with the MVPHS Requirement prior to the expiration of the relevant grace period on April 27, 2026, and that the additional deficiency could serve as a separate basis for the delisting of the Company’s Common Stock from Nasdaq.

On May 6, 2026, we received the Panel’s decision, whereby the Panel granted our request to transfer the listing of our Common Stock to The Nasdaq Capital Market, subject to our satisfaction of certain interim milestones and, ultimately, compliance with the NCM Bid Price Requirement by July 6, 2026. The Company’s non-compliance with the MVLS Requirement and MVPHS Requirement for continued listing on The Nasdaq Global Market will be rendered moot upon the transfer of our listing to The Nasdaq Capital Market tier. There can be no assurance that the Company will be able to timely regain compliance with the NCM Bid Price Rule.

The Reverse Stock Split Proposal, if passed, is intended to increase our stock price to an amount that we expect will allow our common stock to trade above the $1.00 minimum closing bid price threshold over the long term. If the Reverse Stock Split is successful and if we can evidence a closing bid price at least $1.00 for a minimum of ten (10), but generally not more than 20 consecutive trading days, then we expect to be notified by the Staff that we have regained compliance with the NCM Bid Price Requirement.

Maintaining our Nasdaq listing as a publicly traded and listed company provides numerous benefits to the Company, including enhancing our ability to procure financing for ongoing operations, further our business strategy, and attract more investor and business partner interest, among others.

Facilitate Future Financing

If we remain listed on Nasdaq, we may be able to obtain S-3 shelf eligibility, which greatly increases our access to the capital markets and other financing opportunities. If we can regain compliance with the NCM Bid Price Requirement and remain a Nasdaq-listed company, we may continue to utilize our Equity Line Of Credit, which has been important to our ability to obtain sufficient working capital to finance our ongoing operations. Once a company has been delisted, its stock can trade in the over-the-counter market, but such companies typically have significantly fewer opportunities to attract financing partners and less leverage to negotiate terms for such financing instruments and arrangements that are not overly burdensome or expensive to the issuer.

Reinforce Market Stability and Attract More Investors

The Company believes the Reverse Stock Split Proposal will enable the Company to improve trading liquidity by increasing the price per share of our common stock, which could enable a broader range of institutions to invest. In particular, we believe many institutional traders are discouraged or prevented from investing in equity stocks with a price below a certain threshold, and having a stock price consistent with the stock prices contemplated by our Range will mitigate some of the risks that investors may associate with “penny-stock” trading levels, thereby potentially increasing marketability, trading volume, and liquidity of our common stock. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Many institutional investors also have policies against holding equity securities of companies that are not traded on a national exchange, and the Reverse Stock Split Proposal, if passed and executed successfully, should allow us to maintain our Nasdaq listing. Greater interest in our Common Stock should also promote greater liquidity for our stockholders. In addition, the proposal will enable us to carry out our business plans with greater availability of shares, and maintain compliance with the applicable criteria for continued listing on Nasdaq in the future.

What will happen if the Reverse Stock Split Proposal is not approved?

If we do not obtain approval of the Reverse Stock Split Proposal, and we are not otherwise able to increase our stock price of at least $1.00 per share and maintain such price for a minimum of ten (10) consecutive business days by July 6, 2026, our Common Stock may be delisted. If we are delisted, it would impede the liquidity of our Common Stock and limit our ability to carry out our business plan and strategies, which may cause the loss of significant business opportunities or prevent the commercialization of our technologies or completion of projects, any of which could adversely affect our financial performance, growth, and ability to continue our operations. In addition, if we are unable to obtain approval of the Reverse Stock Split Proposal, we may consider strategic alternatives to strengthen our liquidity position and attempt to regain compliance with the NCM Bid Price Requirement. Due to our current financial condition and limited working capital, a number of these potential alternatives may not be feasible for us. These alternatives also involve significant uncertainties, potential significant delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split may incentivize stockholders to sell their holdings of our common stock following the effectiveness of the Reverse Stock Split and depress the stock price, which could lead to our delisting from Nasdaq.

Similar to what has happened to our stock price in the past, if a significant number of shares of our common stock are sold into the market over a period of time, the increase in supply could lead to a depression of the stock price and it may be difficult to recover from such depression. Since our stock has been trading at significantly lower prices than what we expect the stock price will be immediately following the effectiveness of the Reverse Stock Split, some stockholders may take the opportunity to sell some or all of their shares of common stock following the effectiveness of the Reverse Stock Split. If this happens, our stock price could decrease quickly from the opening trading market price on the day of effectiveness of the Reverse Stock Split. If we are not successful in mitigating the volatility to our stock price following that date and over time, then we may not recognize any of the intended benefits of completing the Reverse Stock Split. If the stock price dips below $1.00 again following the completion of the Reverse Stock Split at any point in the ten trading days following the effectiveness of the Reverse Stock Split, then we will be subject to delisting from Nasdaq.

If the results of the Reverse Stock Split are different than expected and we are delisted from Nasdaq, the delisting will have a significant adverse impact on our business, operations and financial condition.

While we expect the Reverse Stock Split to increase our stock price and allow us to evidence compliance with the NCM Bid Price Requirement and remain listed on Nasdaq, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is not uncommon for the market capitalization of a company’s common stock to decline in the period following a reverse stock split. Factors unrelated to the number of shares of our common stock outstanding, such as negative financial results or negative developments regarding our product development program or the commercializing and scaling efforts of our products, could adversely affect the market price of our common stock and jeopardize our ability to regain and maintain compliance with the NCM Bid Price Requirement. Even if the Reverse Stock Split is successful in increasing our closing bid price above $1.00, we may have challenges in maintaining compliance with other Nasdaq continued listing rules. For example, the Reverse Stock Split may result in a lesser number of public shareholders (shares held by holders that are not officers, directors, or 10% or greater shareholders in the Company), which could cause us to be noncompliant with a Nasdaq rule requiring that we have at least 300 public holders to maintain continued listing compliance. Once a company has been delisted, its stock can trade OTC, but such companies will have significantly fewer opportunities to attract financing partners and less leverage to negotiate terms for such financing instruments and arrangements that are not overly burdensome or expensive to the company. If our stock trades OTC, we will not be able to obtain S-3 shelf eligibility or continue to satisfy requirements in connection with executing our ELOC program. Our S-3 shelf eligibility greatly increases our access to the capital markets and other financing opportunities, and our ELOC program has been important to our ability to obtain sufficient working capital to finance our ongoing operations. If we lose access to both of these sources of capital raising and financing avenues, then we may not be able to source enough capital to finance our business plans and operations, which will materially adversely impact our business, operations and financial condition.

The Reverse Stock Split may not increase the price of our common stock over the long term.

As noted above, the purpose of the Reverse Stock Split is to help regain compliance with the NCM Bid Price Requirement for continued listing on The Nasdaq Capital Market, as well as to increase the trading price of our common stock to enhance overall liquidity of the common stock by facilitating future financing and attracting new investors. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish these objectives for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success. Under a Nasdaq rule that was adopted in January 2025, if the Company falls out of compliance with the NCM Bid Price Requirement (i.e., our bid price closes below $1.00 per share for a period of thirty (30) consecutive trading days) within one year of the completion of a Reverse Stock Split, we would not be afforded another 180-day compliance period; rather, we would again be subject to delisting from Nasdaq. In such event, we would be able to request a hearing before the Panel, which would again stay any further suspension or delisting action by the Staff pending the ultimate conclusion of the hearing process.

The Reverse Stock Split may decrease the liquidity of our common stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split may lead to a decrease in our overall market capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, may be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-5 to 1-for-200 over the course of the next two years, provided that the aggregate splits will not exceed a ratio of 1-for-200. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in fractional shares in the Reverse Stock Split, which will be treated as described below. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.0001. We expect that the market price for our common stock will be commensurately increased as a result of the Reverse Stock Split, but there can be no guarantee that this will be the case, or that any such increased stock price will be maintained for any amount of time.

As of the close of business on the Record Date, 4,660,268 shares of our common stock were outstanding. For purposes of illustration only, if the Reverse Stock Split is effected at a ratio of 1-for-5, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately 932,054 shares (not accounting for the treatment of fractional shares, as described below).

Treatment of Fractional Shares of Issued and Outstanding Shares

No fractional shares shall be issued to stockholders who hold issued and outstanding shares. Stockholders of record who otherwise would be entitled to receive fractional shares will be instead entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled, multiplied by the closing price of our common stock on Nasdaq on the date of effectiveness of the Reverse Stock Split. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive. The cash payment may be paid by check, wire, deposit into an existing brokerage account or some other means depending on how the shares are held.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Effects of the Reverse Stock Split on Currently Outstanding Warrants

The Reverse Stock Split would result in a reduction in the number of shares of common stock issuable upon the exercise of our outstanding warrants exercisable for shares of common stock in proportion to the Reverse Stock Split ratio, in accordance with the terms set forth in the applicable warrant agreement. The exercise price of outstanding warrants would also be adjusted in accordance with the terms set forth in the applicable warrant agreement. Pursuant to the terms of the applicable warrant agreement, each warrant holder shall receive written notice with the adjusted number of exercisable shares underlying the warrants and the adjusted exercise price, after giving effect to the Reverse Stock Split.

Treatment of Fractional Shares of Currently Outstanding Warrants

No fractional shares shall be issued to stockholders who hold issued and outstanding shares. Any fractional shares resulting from adjustments due to the execution of the Reverse Stock Split on outstanding warrants shall be paid in cash in lieu of any issuance of fractional shares, in accordance with the terms of the applicable warrant agreement.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans

The Company maintains the 2025 Equity Incentive Plan (the “2025 Plan”), which is designed primarily to (a) enable the Company to attract and retain employees, consultants and directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business. The 2025 Plan has a Total Share Reserve of 100,386 shares of common stock available for the grant of Awards. Pursuant to Section 5.7 of the 2025 Plan, the number of shares of common stock subject to outstanding options, restricted stock unit awards and performance stock unit awards and the exercise prices applicable to any such options, shall be proportionately adjusted by the Board in the event of any change in the capital structure of the Company, including pursuant to the Reverse Stock Split, and any adjustment by the Board shall be made in the Board’s sole and absolute discretion and shall be final, binding and conclusive. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the effective time of the Reverse Stock Split, the number of shares of common stock reserved for issuance under the 2025 Plan shall be proportionately adjusted in accordance with the 2025 Plan (with any remaining fraction of a share rounded down).

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split (subject to potential differences due to the treatment of fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 601,000,000 shares, consisting of 600,000,000 shares of common stock and 1,000,000 shares of preferred stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving us an effective increase in the authorized shares available for issuance. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. Although the Board currently has no plans to do so, if the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split at any point in the future, the dilution to the ownership interest of our existing stockholders may be greater than the dilution that would have occurred had the Reverse Stock Split not been effected.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the Range is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the Range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-200, in the aggregate, over the course of the next two years.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•        our ability to maintain the listing of our common stock on Nasdaq;

•        the expectation that having a share price over a certain threshold may be seen as a more attractive investment to potential investors;

•        the per share price of our common stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our common stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board (or any of its delegated authorized persons) the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. We will make a public announcement regarding the determination of the actual Reverse Stock Split ratio once such ratio has been determined and the Board (or any of its delegated authorized persons) has determined to effect the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

The actual timing for implementation of the Reverse Stock Split is expected to be prior to or on June 23, 2028. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board (or any of its delegated authorized persons) will have the sole authority to abandon the Reverse Stock Split and not amend our Certificate of Incorporation if it determines between now and June 23, 2028 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. If the Board (or any of its delegated authorized persons) determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split is expected to become effective prior to or on June 23, 2028 unless the Board (or any of its delegated authorized persons) determines between now and June 23, 2028, that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders, according to the effective time set forth in the Reverse Stock Split Certificate of Incorporation Amendment.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenters’ rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals in order to effect the Reverse Stock Split, other than the filing of the Reverse Stock Split Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this statement. We have not sought and will not seek an opinion from counsel or any ruling from the Internal Revenue Service (“IRS”) with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with these statements and conclusions. This summary addresses only holders that hold their stock as capital assets for U.S. federal income tax purposes. This discussion is not a comprehensive discussion of all the tax consequences that may be relevant to holders of our common stock subject to special tax rules, such as banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, dealers in securities or currencies, traders in securities electing to mark to market, persons holding shares as a position in a “straddle” or conversion transaction, or as part of a “synthetic security” or other integrated financial transaction, entities taxed as partnerships or other pass-through entities for U.S. federal income tax purposes or the partners or members therein, nonresident alien individuals present in the United States for more than 182 days in a taxable year, or U.S. holders that have a functional currency other than the U.S. dollar.

This summary addresses only U.S. federal income tax consequences, and does not address consequences arising under state, local, or foreign tax laws or the alternative minimum tax, the Medicare tax on net investment income or special timing rules prescribed under section 451(b) of the Code or other aspects of U.S. federal taxation that may be relevant to a holder.

Each holder of our common stock should consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

For purposes of this discussion, “U.S. holder” is a beneficial owner of our common stock that for U.S. federal income tax purposes is:

•        An individual who is a citizen or resident of the United States, as determined for U.S. federal income tax purposes;

•        A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any state thereof or the District of Columbia;

•        A trust, the substantial decisions of which are controlled by one or more United States persons and which is subject to the primary supervision of a court in the United States, or a trust that has validly elected under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes; or

•        An estate that is subject to U.S. federal income tax on its income regardless of source.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE OR A TAX OPINION. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

The Reverse Stock Split should constitute a “recapitalization” within the meaning of Code Section 368(a) for U.S. federal income tax purposes. As a result, a U.S. holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. holder’s holding period in the shares of common stock received should include the holding period in the shares of common stock surrendered.

Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split is expected to recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis allocable to such fractional share of common stock. Any such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share of common stock surrendered is greater than one year as of the effective date of the Reverse Stock Split.

Non-U.S. Holders

Generally, non-U.S. holders would not recognize any gain or loss upon the Reverse Stock Split. In particular, gain or loss would not be recognized with respect to cash received in lieu of a fractional share provided that such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States).

Information Reporting and Backup Withholding

A U.S. holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding and information reporting would not apply to payments of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Effect of Approval

Approval of this Proposal Two will constitute approval of a new Article of the Certificate of Incorporation, the form of which is attached hereto as Appendix A. If this Reverse Stock Split Proposal is approved, the Company intends to file a certificate of amendment to the existing Certificate of Incorporation with the Secretary of State of the State of Delaware providing for the Reverse Stock Split, in which case the Reverse Stock Split will become effective at the time of that filing, or such later time as is set forth in the certificate of amendment. However, as discussed above, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Reverse Stock Split Certificate of Incorporation Amendment to effect the Reverse Stock Split is in the best interests of our Company and stockholders. All stockholders are encouraged to read the form of amendment to the existing Certificate of Incorporation in its entirety as set forth in Appendix A.

Vote Required for Approval

Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” on the Reverse Stock Split Proposal. In accordance with Section 242(d)(2) of the Delaware General Corporation Law, approval of this Proposal Two requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL THREE: PREFERRED STOCK ISSUANCE PROPOSAL

General

On April 21, 2026, the Company entered into that certain Asset Purchase Agreement (the “Asset Purchase Agreement”) with Bio Insights LLC, a limited liability company (“Bio Insights”), pursuant to which the Company has agreed to acquire from Bio Insights certain assets, know-how and biological samples relating to the PanOmics Assay (the “PanOmics Assay”) for an aggregate purchase price of Thirty Million Dollars ($30,000,000) (the “Purchase Price”). The Purchase Price will be satisfied through the issuance by the Company to Bio Insights of a newly created series of preferred stock of the Company (the “Preferred Stock”), which shall be non-voting and convertible into shares of the Company’s common stock (the “Conversion Shares” and, together with the Preferred Stock, the “Securities”). The terms, rights, preferences, privileges and restrictions of the Preferred Stock will be set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock to be filed with the Secretary of State of the State of Delaware prior to or concurrently with the closing under the Asset Purchase Agreement.

The number of Conversion Shares issuable upon conversion of the Preferred Stock will be determined based on the closing transaction price of the Company’s common stock on the date preceding the closing date of the Asset Purchase Agreement as reported by Nasdaq (the “Stock Value”), by applying the formula $30,000,000 divided by the Stock Value. The Preferred Stock will be subject to a five-year lock-up commencing on the closing date, with one-fourth of such securities released on each of the first four anniversaries of the date of issuance of the Preferred Stock, in accordance with the Lock-Up Agreement to be entered into between the Company and Bio Insights at closing (the “Lock-Up Agreement”). At or prior to closing, Bio Insights will also enter into a Voting Agreement with the Company (the “Voting Agreement”), pursuant to which Bio Insights will agree to vote all Covered Shares (as defined in the Voting Agreement) in accordance with the recommendation of the Board on all matters submitted to a vote of the stockholders of the Company. Following closing, Bio Insights will be entitled to a royalty equal to three percent (3%) of revenue derived from commercialization of the PanOmics Assay, and will have the right to designate one (1) individual for nomination to the Company’s Board, subject to Board approval not to be unreasonably withheld, conditioned or delayed. The Company has agreed to enter into a Registration Rights Agreement at or prior to closing providing customary registration rights with respect to the resale of the Conversion Shares.

Why Does the Company Need Stockholder Approval?

Our common stock is listed on The Nasdaq Global Market and, as such, the Company is subject to the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if, other than in a public offering for cash, the number of shares of common stock of the listed company to be issued is or will be equal to or in excess of 20% of the number of shares of common stock of the listed company outstanding before the issuance. Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).

Because the issuance of the Preferred Stock and the Conversion Shares to Bio Insights pursuant to the Asset Purchase Agreement is being made in connection with the acquisition of assets of another company and may exceed 20% of our common stock outstanding before the issuance at a price that may be less than the Minimum Price, the issuance of the Securities is subject to stockholder approval as required by the applicable rules and regulations of Nasdaq, including, without limitation, Nasdaq Listing Rules 5635(a) and 5635(d). The Company has covenanted in the Asset Purchase Agreement to use its reasonable best efforts to obtain such stockholder approval, and the issuance of the Securities will not occur unless and until such stockholder approval is obtained.

Effect on Current Stockholders if the Preferred Stock Issuance Proposal is Approved

If our stockholders approve the Preferred Stock Issuance Proposal, the Company will be permitted to issue the Preferred Stock and, upon conversion thereof, the Conversion Shares to Bio Insights pursuant to the Asset Purchase Agreement. The Conversion Shares will have the same rights and privileges as our currently outstanding shares of common stock. Although the number of shares of our common stock owned by our existing stockholders will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of common stock following any conversion of the Preferred Stock, and the economic and voting interests of each of our existing stockholders will be diluted. A concentration of ownership in Bio Insights, particularly in light of the board nomination right, royalty entitlement and other rights provided to Bio Insights under the Asset Purchase Agreement and the related transaction documents, could adversely affect the prevailing market price and liquidity of our common stock.

Effect on Current Stockholders if the Preferred Stock Issuance Proposal is NOT Approved

If our stockholders do not approve the Preferred Stock Issuance Proposal, the Company will not be permitted to issue the Securities to Bio Insights and will be unable to consummate the closing of the transactions contemplated by the Asset Purchase Agreement. In such event, the Company would not acquire the PanOmics Assay or the related know-how and samples, and would lose the opportunity to commercialize the PanOmics Assay in accordance with the terms of the Asset Purchase Agreement. The Asset Purchase Agreement requires the Company to call and hold a meeting of its stockholders for the purpose of voting upon the issuance of the Securities and to use its reasonable best efforts to solicit proxies in favor of such issuance.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the Preferred Stock Issuance Proposal, and we will not independently provide our stockholders with any such rights.

Vote Required for Approval

Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” on the Preferred Stock Issuance Proposal. Approval of this Proposal Three requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PREFERRED STOCK ISSUANCE PROPOSAL.

PROPOSAL FOUR: CONVERTIBLE NOTES PROPOSAL

General

On April 24, 2026, the Company entered into a Note Modification and Conversion Agreement (the “Note Modification Agreement”) with NorthView Sponsor I LLC (the “Holder”). The Note Modification Agreement amends that certain Promissory Note originally issued by the Company to the Holder on April 27, 2023, as amended and restated on January 8, 2024 and as further amended on May 31, 2024 and March 20, 2026 (as so amended, the “Note”), which had an original principal amount of up to $2,500,000, and provides for the conversion of the Note, at the option of the Holder, into shares of the Company’s common stock following the effectiveness of a registration statement registering the resale of the Conversion Shares (as defined below).

Pursuant to the Note Modification Agreement, the parties agreed to modify the terms of the Note as follows: (i) the outstanding principal amount of the Note was confirmed to be $1,869,796; (ii) the Note shall be non-interest bearing; (iii) the maturity date of the Note was set at December 31, 2026 (the “Maturity Date”); and (iv) the conversion price was set at a price per share equal to the greater of (a) ninety-five percent (95%) of the closing price of the Company’s common stock on the applicable conversion date and (b) $0.35 per share (the “Floor Price”) (the “Conversion Price”). The number of shares of the Company’s common stock issuable upon conversion of the Note (the “Note Conversion Shares”) on any conversion date will be determined by dividing the principal amount of the Note being converted by the Conversion Price.

At any time, or from time to time, on or after May 4, 2026, the date on which a registration statement registering the resale of all of the Note Conversion Shares (the “Registration Statement”) was declared effective by the SEC (the “Registration Effective Date”), the Holder may elect to convert all or any portion of the outstanding principal balance of the Note into Note Conversion Shares at the Conversion Price by delivering a written conversion notice to the Company. Upon conversion of the entire principal amount of the Note, the Note shall become fully paid and satisfied and shall be of no further force or effect. No inducement consideration of any kind is being offered or provided by the Company to the Holder in connection with the conversion contemplated by the Note Modification Agreement, and the conversion will be effectuated solely pursuant to the existing conversion rights set forth in the Note. The Company has acknowledged that the managing members of the Holder are officers and/or directors of the Company, and the modification of the Conversion Price and the conversion of the outstanding principal balance of the Note into Note Conversion Shares have been (or, prior to any conversion, will be) approved in advance by the full Board and by the Compensation Committee of the Board (which consists entirely of Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act), such that the transactions are intended to qualify as exempt from the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, pursuant to Rule 16b-3(d) thereunder.

The Note may not be converted by the Holder into shares of the Company’s common stock if such conversion would result in the Holder, together with its affiliates and certain attribution parties, beneficially owning in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares upon conversion of the Note (the “Beneficial Ownership Limitation”); provided, that the Holder may, upon at least sixty-one (61) days’ prior written notice to the Company, increase or decrease the Beneficial Ownership Limitation, so long as the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares upon conversion of the Note.

The Note Conversion Shares will be issued pursuant to an exemption from the registration requirements of the Securities Act, including the exemption available under Section 4(a)(2) of the Securities Act.

Amendment No. 1 to the Note Modification and Conversion Agreement

On April 29, 2026, the Company and the Holder entered into Amendment No. 1 to the Note Modification and Conversion Agreement (the “Amendment”). The Amendment adds a covenant restricting the issuance of Note Conversion Shares in excess of 19.99% of the number of shares of the Company’s common stock issued and outstanding as of April 24, 2026 (as such number may be adjusted for any stock split, stock dividend, stock combination, recapitalization or similar transaction, the “Exchange Cap”), unless and until the Company has obtained the requisite stockholder approval in accordance with the applicable rules and regulations of Nasdaq (the “Nasdaq Rules”). If the Holder delivers a conversion notice that would result in the issuance of Note Conversion Shares in excess of the

Exchange Cap (and stockholder approval has not been obtained), the number of Note Conversion Shares issuable upon such conversion will automatically be reduced to the maximum number that may be issued without exceeding the Exchange Cap, and the corresponding principal amount of the Note to be converted will be reduced accordingly. The Exchange Cap limitation is independent of, and in addition to, the Beneficial Ownership Limitation, and both limitations must be satisfied at the time of any conversion; in the event of a conflict between the two limitations, the more restrictive limitation will control. The Exchange Cap limitation will terminate upon the earliest to occur of: (i) the date on which stockholder approval is obtained, (ii) the date on which the Company’s common stock is no longer listed on Nasdaq or any other national securities exchange requiring stockholder approval for issuances in excess of 19.99% of the outstanding shares, or (iii) a determination by the Board, based on written advice of outside legal counsel, that stockholder approval is not required under the Nasdaq Rules with respect to the issuance of Note Conversion Shares. Pursuant to the Amendment, the Company has agreed, to the extent required by the Nasdaq Rules, to hold a meeting of stockholders (which may be held at the annual meeting) on or before the ninetieth (90th) calendar day following April 29, 2026 for the purpose of obtaining stockholder approval, with the recommendation of the Board that such proposal be approved, and, if stockholder approval is not obtained at such meeting, to call a meeting of stockholders every four (4) months thereafter to seek stockholder approval until the earlier of (i) the date on which stockholder approval is obtained and (ii) the date on which the Note has been repaid or fully converted in accordance with the terms of the Note Modification Agreement.

Why Does the Company Need Stockholder Approval?

As a result of our listing on The Nasdaq Global Market, issuances of our common stock are subject to the Nasdaq Listing Rules, including Rule 5635(d). Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by us of more than 19.99% of our outstanding shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of (i) the official closing price on Nasdaq immediately preceding the signing of the binding agreement, or (ii) the average official closing price of our common stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

As described above, pursuant to Amendment No. 1 to the Note Modification and Conversion Agreement, the Company may not issue, and the Holder may not receive upon conversion of the Note, any Note Conversion Shares to the extent that, after giving effect to such issuance, the aggregate number of Note Conversion Shares issued under the Note Modification Agreement would exceed the Exchange Cap (i.e., 19.99% of the number of shares of the Company’s common stock issued and outstanding as of April 24, 2026, as such number may be adjusted for any stock split, stock dividend, stock combination, recapitalization or similar transaction), unless and until (i) the Company has obtained stockholder approval in accordance with the Nasdaq Rules or (ii) an exception to the stockholder approval requirements of the Nasdaq Rules is available with respect to such issuance, as determined in good faith by the Board based on written advice of outside legal counsel. We are seeking stockholder approval pursuant to this Convertible Notes Proposal in order to permit the issuance of Note Conversion Shares in excess of the Exchange Cap upon conversion of the Note in accordance with the Nasdaq Rules.

Potential Effects of Approval of this Proposal

If the Convertible Notes Proposal is approved, the Company will be permitted to issue Note Conversion Shares to the Holder upon conversion of the Note in excess of the Exchange Cap, which will allow the Note to be converted in full into shares of the Company’s common stock and result in the satisfaction in full of the Company’s obligations under the Note. As a result, no further amounts will remain due and owing under the Note following such full conversion, eliminating outstanding indebtedness of the Company without the use of cash. After considering the Company’s capital structure, the terms of the Note Modification Agreement and the Amendment, and the relative costs and benefits of repaying the Note in cash versus permitting full conversion of the Note into Note Conversion Shares, the Board determined that the issuance of Note Conversion Shares in excess of the Exchange Cap upon conversion of the Note is advisable and in the best interests of the Company and its stockholders.

Potential Effects of Non-Approval of this Proposal

If the Convertible Notes Proposal is not approved, the Holder’s ability to convert the Note into Note Conversion Shares will be capped at the Exchange Cap, and any portion of the principal amount of the Note that is not converted as a result of the Exchange Cap limitation will remain outstanding and payable by the Company in cash on the Maturity Date of December 31, 2026. In addition, if the Company does not obtain stockholder approval at the Annual Meeting, the Company will be required under the Amendment to call a meeting of stockholders to seek stockholder approval every four (4) months thereafter until the earlier of (i) the date on which stockholder approval is obtained and (ii) the date on which the Note has been repaid or fully converted in accordance with the terms of the Note Modification Agreement, which would result in additional costs and administrative burden to the Company. The Company may also be required to seek alternative sources of capital in order to repay any unconverted portion of the Note in cash on the Maturity Date, which could be on terms less favorable than the conversion contemplated by the Note Modification Agreement.

Dilution

Based on the outstanding principal amount of the Note of $1,869,796 and the Floor Price of $0.35 per share (which represents the minimum Conversion Price under the Note Modification Agreement), the maximum number of Note Conversion Shares that could be issued upon full conversion of the Note is approximately 5,342,274 shares of our common stock. Because the Conversion Price is determined in part by reference to ninety-five percent (95%) of the closing price of our common stock on the applicable conversion date, and is subject to the Floor Price, the actual number of Note Conversion Shares issued upon conversion of the Note may be less than this maximum number, depending on the market price of our common stock at the time of conversion. The issuance of Note Conversion Shares upon conversion of the Note will dilute the voting and economic interests of our existing stockholders and could have an adverse impact on the market price of our common stock. Conversely, approval of this Proposal will allow the Company to satisfy in full its obligations under the Note through the issuance of Note Conversion Shares, eliminating outstanding indebtedness without the use of cash, which the Board believes will create long-term stockholder value that outweighs the dilutive impact.

Vote Required for Approval

Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” on the Convertible Notes Proposal. Approval of this Proposal Four requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CONVERTIBLE NOTES PROPOSAL.

PROPOSAL FIVE: EQUITY PLAN AMENDMENT PROPOSAL

General

The general purpose of our 2025 Equity and Incentive Plan (the “Plan”) is to align the interests of the Company’s stockholders and the recipients of awards under the Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents, and to motivate such persons to act in the long-term best interests of the Company and its stockholders.

Our Board believes that the granting of stock options, SARs, restricted stock awards, restricted stock unit awards, other stock awards and Performance Awards (collectively, “awards”) under the Plan promotes continuity of management and provides a critical incentive to align the interests of those who are primarily responsible for shaping and carrying out our long-range plans and securing our growth and financial success with the interests of our stockholders.

On May 7, 2026, our Board adopted, subject to approval of our stockholders, an amendment (the “Amendment”) increasing the number of shares of our Common Stock available for issuance under the Plan by 695,544 shares, from 100,386 shares to 795,930 shares (such that the pool of shares available under the Plan will represent 15% of the Company’s outstanding shares of Common Stock, calculated based on 4,510,268 shares of Common Stock outstanding as of May 7, 2026) (after giving effect to the Reverse Stock Split), and subject to future increases pursuant to the “Evergreen Provision” of the Plan described below. If approved, all of the additional 695,544 shares may be granted under the Plan as “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). A copy of the Amendment is attached as Appendix B.

The Board directed that the Amendment be submitted to the stockholders for approval at the Annual Meeting in order to satisfy certain legal requirements, including requirements of Nasdaq Global Market rules, and to permit the grant of ISOs under the Plan.

If our stockholders do not approve the Amendment, the Company will continue to operate the Plan under its current provisions, but will be limited in its ability to make future grants and incentives under the Plan to individuals we believe are and, in the future, will be critical to the Company’s success.

Description of the Plan

The following description of the material terms of the Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Plan, a copy of which (as proposed to be amended by the Amendment) is attached to this Proxy Statement as Appendix B.

Authorized Shares

Subject to adjustment as provided in the Plan, the initial number of shares of our common stock authorized for issuance under the Plan, other than substitute awards, is 100,386 shares, after giving effect to the Reverse Stock Split. The number of shares available under the Plan will increase annually on the first day of each calendar year, beginning with the calendar year ending December 31, 2026 and continuing until (and including) the calendar year ending December 31, 2035, with such annual increase equal to the lesser of (i) 4% of the number of shares of common stock issued and outstanding on December 31 of the immediately preceding fiscal year and (ii) an amount determined by the Board (the “Evergreen Provision”). As of the Effective Date of the Plan, no future equity awards may be granted under the Profusa, Inc. 2023 Stock Option Plan (the “Prior Plan”). As of May 12, 2026, 14,648 shares of common stock have been granted under the Plan or are subject to outstanding awards under the Plan, and accordingly, 85,738 shares authorized under the Plan remain available for future awards. If the Amendment is approved by our stockholders, the number of shares of our common stock reserved for issuance under the Plan will increase by 695,544 shares, from 100,386 shares to 795,930 shares.

Subject to adjustment as provided in the Plan, the maximum aggregate number of shares of common stock that may be issued under the Plan pursuant to the exercise of incentive stock options is 100,386 shares (after giving effect to the Reverse Stock Split and equal to 7,528,969 shares prior to giving effect to the Reverse Stock Split). If the Amendment is approved by our stockholders, this incentive stock option limit will be increased correspondingly to 795,930 shares (after giving effect to the Reverse Stock Split), as set forth in the Amendment included as Appendix B. Shares that become available for issuance under the Plan pursuant to the Evergreen Provision do not increase the maximum aggregate number of shares that may be issued as incentive stock options.

If an award granted under the Plan or the Prior Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, performance units, or performance shares, is forfeited to, or repurchased by, us due to failure to vest, or is settled in cash, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will again become available for future grant or sale under the Plan. With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the Plan and all remaining shares subject to stock appreciation rights will remain available for future grant or sale under the Plan. Shares delivered to, or withheld by, the Company to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will again become available for future grant or sale under the Plan. Notwithstanding the foregoing, shares repurchased by the Company on the open market with the proceeds of an option exercise will not again become available for issuance under the Plan. To the extent an award is paid out in cash rather than shares, the cash payment will not result in a reduction in the number of shares available for issuance under the Plan. The number of shares available for awards under the Plan will not be reduced by the number of shares subject to substitute awards or by available shares under a stockholder-approved plan of a company or other entity that was a party to a corporate transaction with the Company that become subject to awards granted under the Plan.

Plan Administration

The Plan is administered by the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board (the “Committee”), in each case consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Global Market or, if our common stock is not listed on the Nasdaq Global Market, the principal stock exchange on which our common stock is then traded. If the Board does not designate a Committee to administer the Plan, the Board will serve as the Committee. Subject to the terms of the Plan, the Committee has the authority to select eligible persons for participation in the Plan and to determine the form, amount and timing of each award, the number of shares (or number of SARs or Restricted Stock Units, or dollar value of any Performance Award) subject to the award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement, and all other terms and conditions of each award, including the form of award agreement. The Committee also has the discretion to cause outstanding options and SARs to become exercisable in full or in part, to cause restriction periods or performance periods applicable to outstanding awards to lapse in full or in part, and to deem performance measures applicable to outstanding awards to be satisfied at the target, maximum or any other level. The Committee may interpret the Plan and establish, amend and rescind rules and regulations relating to its administration, and the Committee’s decisions are final, conclusive and binding on all parties. The Committee may delegate certain of its authority to the Board (or any members thereof), to a subcommittee of the Board, to a member of the Board, or to the Chief Executive Officer or other executive officer of the Company, subject to applicable law and the limitations set forth in the Plan, including a prohibition on delegating decisions concerning the participation, timing, pricing or amount of awards to officers, directors or other persons subject to Section 16 of the Exchange Act. The Plan also expressly authorizes the Committee, without stockholder approval, to (i) reduce the purchase price or base price of any outstanding option or SAR, (ii) cancel any outstanding option or SAR in exchange for another option or SAR with a lower purchase price or base price, or (iii) cancel any outstanding option or SAR in exchange for cash or another award.

Eligibility

Persons eligible to receive awards under the Plan consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its subsidiaries as the administrator in its sole discretion may select from time to time.

As of May 12, 2026, the Company and its subsidiaries had a total of 11 employees, three of which are executive officers, plus four non-employee directors. As of May 12, 2026, no person is eligible to participate as a result of a determination by the administrator that that person is a prospective employee, director or consultant of our Company or any affiliate. Except with respect to awards identified under the section below titled “New Plan Benefits”, as awards under the Plan are within the discretion of the administrator, we cannot determine how many individuals in each of the categories described above will receive awards.

Stock Options

Stock options may be granted under the Plan in such amounts as the administrator determines in accordance with the terms of the Plan, in the form of incentive stock options or nonqualified stock options. The exercise price of options granted under the Plan must be at least equal to the fair market value of our common stock on the date of grant, except that, in the case of a substitute award, the exercise price may be less than fair market value to the extent permitted by the Plan.

The term of an option will be stated in the award agreement and may not exceed 10 years. With respect to any participant who, at the time the option is granted, owns capital stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company (or any parent or subsidiary), the term of an ISO granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value of our common stock on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, the delivery of previously owned shares of our common stock, withholding of shares otherwise deliverable upon exercise, broker-assisted cashless exercise, any other legally permissible method of payment, or any combination of the foregoing, in each case to the extent set forth in the applicable award agreement. All terms of an option, including the period during which it may be exercised following a termination of employment or service, will be determined by the administrator and set forth in the applicable award agreement.

Stock Appreciation Rights

Stock appreciation rights (“SARs”) may be granted under the Plan in the form of either tandem SARs (granted in tandem with, or by reference to, a stock option) or free-standing SARs. SARs entitle the holder to receive, upon exercise, the appreciation in the fair market value of our common stock between the date of grant and the date of exercise, with the aggregate value paid in shares (which may be restricted stock), cash or a combination thereof, as set forth in the applicable award agreement. The base price of a free-standing SAR will not be less than 100% of the fair market value of our common stock on the date of grant (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted), except that the base price of a SAR that is a substitute award may be less than fair market value to the extent permitted by the Plan. No tandem SAR may be exercised later than the expiration, cancellation, forfeiture or other termination of the related option, and no free-standing SAR may be exercised later than ten years after its date of grant. All other terms of SARs, including the period during which they may be exercised following a termination of employment or service, will be determined by the administrator and set forth in the applicable award agreement. Notwithstanding anything in an award agreement to the contrary, the holder of an option or SAR is not entitled to receive dividend equivalents with respect to the number of shares subject to such option or SAR.

Restricted and Unrestricted Stock

Restricted stock awards may be granted under the Plan. A restricted stock award is an award of shares of our common stock that is subject to a restriction period and may, in addition, be subject to the attainment of specified performance measures within a specified performance period. The Committee will determine the number of shares of restricted stock granted to any participant and, subject to the provisions of the Plan, will determine the terms and conditions of such awards. Unless otherwise set forth in the applicable award agreement, the holder of a restricted stock award generally will have all rights of a stockholder with respect to the shares, including the right to vote and to receive dividends and to participate in any capital adjustment applicable to all holders of our common stock; provided, however, that any distribution with respect to such shares (other than a regular cash dividend) and any regular cash dividend with respect to shares subject to performance-based vesting conditions will be deposited with the Company and will be subject to the same restrictions as the underlying shares. Shares of restricted stock that do not vest are subject to forfeiture or to the Company’s right of repurchase. The Committee may also grant other stock awards, which are awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, our common stock, including shares granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights, and shares issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement.

Restricted Stock Units

Restricted stock unit awards may be granted under the Plan. A restricted stock unit represents the right to receive one share of our common stock or, in lieu thereof and to the extent set forth in the applicable award agreement, the fair market value of such share in cash, contingent upon the expiration of a specified restriction period and which may, in addition, be contingent upon the attainment of specified performance measures within a specified performance period. The Committee will determine the number of restricted stock units subject to each award and the restriction period, performance period (if any) and performance measures (if any) applicable to such award. The applicable award agreement will specify whether the award may be settled in shares, cash or a combination of both, and whether the holder is entitled to receive, on a current or deferred basis, dividend equivalents (and, if the Committee so determines, interest on, or the deemed reinvestment of, any deferred dividend equivalents). Any dividend equivalents with respect to restricted stock units that are subject to performance-based vesting conditions will be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a restricted stock unit award, the holder will have no rights as a stockholder with respect to the shares subject to the award.

Performance Awards

Performance Awards may be granted under the Plan. A Performance Award is a right to receive an amount of cash, shares of our common stock, or a combination of both, contingent upon the attainment of specified performance measures within a specified performance period. The administrator will determine the value of, and the performance measures and performance period applicable to, each Performance Award. The performance measures may include any of a broad range of financial, operational and strategic criteria specified in the Plan, which may be measured on an absolute or relative basis and may be subject to specified adjustments. Performance Awards may be settled in shares (including restricted stock), cash, or a combination of both, as set forth in the applicable award agreement. Any dividends or dividend equivalents with respect to a Performance Award will be subject to the same performance-based vesting restrictions as the underlying award.

Non-Employee Directors

The Plan provides that all outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under the Plan. In order to provide a maximum limit on the awards that can be made to our non-employee directors, the Plan provides that the aggregate value of cash compensation to be paid and the grant date fair value of shares that may be awarded or granted during any fiscal year of the Company to any non-employee director (excluding distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company) will not exceed $500,000 (or $750,000 with respect to the fiscal year of a non-employee director’s initial service as a non-employee director). The maximum limits do not reflect the intended size of any potential grants or a commitment to make grants to our outside directors under the Plan in the future.

Non-Transferability of Awards

Awards under the Plan generally are non-transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. To the extent expressly permitted in an award agreement, an award may be transferred to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except as so permitted, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of, and any attempt to do so will render the award null and void.

Certain Adjustments

In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, or any successor or replacement accounting standard) that causes the per-share value of our common stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under the Plan and the terms of each outstanding option, SAR, stock award and Performance Award (including the number and class of securities subject thereto and any applicable purchase price or base price)

will be appropriately adjusted by the administrator, with adjustments to outstanding options and SARs to be made in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, the administrator may make such equitable adjustments as it determines to be appropriate to prevent dilution or enlargement of the rights of participants.

Change in Control

Subject to the terms of the applicable award agreements, in the event of a “Change in Control” (as defined in the Plan), the Board, as constituted prior to the Change in Control, may, in its discretion, take any one or more of the following actions: (i) require that some or all outstanding options and SARs become exercisable in full or in part, the restriction period applicable to some or all outstanding stock awards lapse in full or in part, the performance period applicable to some or all outstanding awards lapse in full or in part, and the performance measures applicable to some or all outstanding awards be deemed satisfied at the target, maximum or any other level, in each case either immediately or upon a subsequent termination of employment; (ii) require that any outstanding award be assumed or continued, or that shares of capital stock of the resulting or successor corporation (or a parent thereof) or other property be substituted for some or all of the shares subject to an outstanding award, with appropriate and equitable adjustments; and/or (iii) require that outstanding awards, in whole or in part, be surrendered to the Company and immediately cancelled, in exchange for a cash payment, shares of capital stock of the resulting or successor corporation (or a parent thereof) or other property, or a combination thereof, in each case based on the value of the surrendered award as of the date of the Change in Control and on such other terms and conditions as the administrator may determine. To the extent necessary to comply with Section 409A of the Code with respect to nonqualified deferred compensation, a transaction will not be deemed a Change in Control unless it qualifies as a change in control event within the meaning of Section 409A of the Code.

Clawback

Awards will be subject to any Company clawback policy and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse us all or a portion of the award and any amounts paid under the award pursuant to the terms of the clawback policy or applicable laws. Effective as of the date our common stock began trading on The Nasdaq Global Market, we adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Recovery Policy”), in accordance with the requirements of the Nasdaq listing standards and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Recovery Policy requires the administrator to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

Amendment; Termination

Subject to stockholder approval if required by applicable law, rule or regulation (including any rule of the Nasdaq Global Market or any other stock exchange on which our common stock is then traded), and except that any amendment that seeks to modify the non-employee director compensation limit described above under “Non-Employee Directors” requires stockholder approval, the Board has the authority to amend, alter, suspend, or terminate the Plan, provided that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. The Plan automatically will terminate on the tenth anniversary of the Effective Date, unless terminated sooner; provided that no incentive stock option may be granted later than ten years after the earlier of the date the Plan was adopted by the Board and the date the Plan was approved by our stockholders.

New Plan Benefits

Awards under the Plan are made in the discretion of the administrator. Accordingly, the future amount and form of awards that may be granted to any individual or group of individuals under the Plan, including under the additional shares to be authorized by the Amendment, are not determinable at this time.

Material Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of option and other Awards under the Plan. Optionees and recipients of other rights and awards granted under the Plan are advised to consult their personal tax advisors before exercising an option or stock appreciation right or disposing of any stock received pursuant to the exercise of an option or stock appreciation right or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right, nor will our Company be entitled to a deduction at that time. Upon exercise of a stock appreciation right, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction equal to the fair market value of our common stock at that time.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our common stock are issued. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

The federal income tax consequences of performance share awards, performance unit awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards.

Section 409A

If an award is subject to Section 409A of the Code but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Committee intends to consider the potential impact of Section 162(m) on grants made under the Plan but reserves the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Tax Withholding

The Company has the right to require, prior to the issuance or delivery of any shares of our common stock or the payment of any cash pursuant to an award made under the Plan, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. The applicable award agreement may provide that the Company will withhold whole shares which would otherwise be delivered (or an amount of cash which would otherwise be payable) having an aggregate fair market value or amount equal to the amount necessary to satisfy any such obligation, or that the holder may satisfy any such obligation by a cash payment, by tendering previously owned shares, by authorizing the Company to withhold shares otherwise deliverable, by a broker-assisted cashless transaction, by any other legally permissible method, or by any combination of the foregoing.

Vote Required for Approval

Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” on the Equity Plan Amendment Proposal. Approval of this Proposal Five requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EQUITY PLAN AMENDMENT PROPOSAL.

PROPOSAL SIX: ADJOURNMENT PROPOSAL

General

If the Company fails to receive a sufficient number of votes to approve Proposal One, Proposal Two, Proposal Three, Proposal Four, or Proposal Five presented at the Annual Meeting, the Company may propose to adjourn the Annual Meeting, if a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve the other proposals.

Proposal Six will only be presented if there is a quorum and there are not enough votes at the time of the Annual Meeting to approve Proposal One, Proposal Two, Proposal Three, Proposal Four, or Proposal Five.

Vote Required for Approval

Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” on the Adjournment Proposal. Approval of this Proposal Six requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of May 12, 2026, regarding beneficial ownership of our common stock by:

•        each of our directors;

•        each of our named executive officers;

•        all directors and executive officers as a group; and

•        each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 4,660,268 shares of Common Stock issued and outstanding on the Record Date.

In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of Record Date are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 626 Bancroft Way, Suite A, Berkeley, CA 94710. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Beneficial Ownership Table

Name of Beneficial Owner Executive Officers and Directors:	Shares	Percentage
Ben Hwang, Ph.D.(1)	11,256	*
Fred Knechtel	14,764	*
Rajesh Asarpota	—	—
Lauren Chung	400	*
Peter O’Rourke	1,436	*
Jack Stover	7,382	*
All directors and executive officers as a group (six individuals)(1)	35,238	*
Five Percent or More Holders:
Ascent Partners Fund LLC(2)	136,757	2.9%

____________

*        Indicates beneficial ownership of less than 1% of the outstanding common stock.

(1)      Includes 4,891 shares held by Samantha Chiu, the spouse of Ben Hwang, Ph.D.

(2)      Consists of 136,757 shares issuable upon the conversion of two convertible promissory notes. The balance of the shares issuable upon the conversion of the two convertible promissory notes, the Purchase Shares, and the Commitment Warrant Shares are not included in the table above because these share issuances are subject to a beneficial ownership limitation of 9.99%. The business address of Ascent Partners Fund LLC is 19505 Biscayne Blvd., Suite 2350, Aventura, FL 33180.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Classification of Board of Directors

Our board of directors consists of five members, divided into three classes of directors that serve staggered three-year terms. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the same class whose term is then expiring. As a result, only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. The following table sets forth the names and ages of all of our directors as of May 12, 2026.

Name	Age	Position
Class I Director Nominee:
Lauren Chung	53	Director
Class II Directors:
Peter O’Rourke	53	Lead Independent Director
Jack Stover	73	Director
Class III Directors:
Ben C. Hwang, Ph.D.	58	Chairman of the Board; Chief Executive Officer
Rajesh Asarpota	59	Director

The following is information about the experience and attributes of the members of our Board whose term of office as a director will continue after the Annual Meeting and as of the date of this Proxy Statement. Biographical information for the Class I director nominee is set forth under the heading “Proposal One: Election of Director.”

Continuing Directors

Peter O’Rourke — Peter O’Rourke has served as Lead Independent Director since July 2025. Since December 2018, Mr. O’Rourke has served as Managing Partner at TCI Partners, a consulting firm focused on healthcare, aerospace and the public sector. From November 2020-August 2022, Mr. O’Rourke was President and Director for Western Magnesium, where he created the U.S. operations strategy and team during the successful technology pilot phase of the company, and led enterprise and defense business development, government affairs, and communications. From January 2017 to December 2018, Mr. O’Rourke served as the Acting Secretary and Chief of Staff of the Department of Veteran Affairs. From May 2015 to July 2016, Mr. O’Rourke served as a principal of Calibre Systems, Inc., a consulting firm. Mr. O’Rourke also served in both the U.S. Navy and Air Force. Mr. O’Rourke served as Director for AXIM Biotechnologies from July 2020 to present. AXIM is a vertically integrated research and development company focused on improving the landscape for the diagnosis of ophthalmological conditions such as Dry Eye Disease (DED) through rapid diagnostic tests. Mr. O’Rourke received a Bachelor of Arts in Political Science from the University of Tennessee in Knoxville as well as a Master of Science in Logistics and Supply Chain Management from the United States Air Force’s Institute of Technology. We believe that Mr. O’Rourke is well-qualified to serve as a director of the Company based on Mr. O’Rourke’s leadership and consulting experience in the healthcare industry.

Jack Stover — Jack Stover has served as a director since July 2025. Since November 2018, Mr. Stover has been director, member of the compensation committee, chairman of the audit committee, chairman of the special deal committee and recently Lead Independent Director of Traws Pharma Inc. (TRAW) (formerly Onconova Therapeutics, Inc. (ONTX)) a Nasdaq-based novel small molecule anti-viral and oncology therapeutics company with products in various clinical trials. Mr. Stover has also been a member of the board of directors of Stero Therapeutics, Inc., a private medical company, since February 2024. Mr. Stover was appointed to the board of directors and chairman of the audit committee of PharmaCyte Biotech, Inc. (PMBC) effective August 15, 2022 and resigned from the board effective November 1, 2022. From June 2016 to November 2020, Mr. Stover served as president, chief executive officer and director of Interpace Biosciences, Inc., (IDXG) a publicly-traded small cap life sciences company providing complex molecular analysis for the early diagnosis and treatment of cancer and supporting the development of targeted therapeutics and previously from December 2015 until June 2016, served as interim president and chief executive officer of IDXG. Mr. Stover was also on the board of directors of IDXG from August 2005 until November 2020, and was chairman of the audit committee from August 2005 until December 2015. From June 2016 to December 2016, Mr. Stover was chairman of the audit committee and a member of the board of directors of Viatar CTC Solutions, Inc. From 2004 to 2008, he served as chief executive officer, president and director of Antares Pharma, Inc., a publicly held specialty pharmaceutical company then listed on the American Stock Exchange. In addition to other relevant experience, Mr. Stover was also formerly a partner with PricewaterhouseCoopers (then Coopers and Lybrand), working in the bioscience industry division in Pennsylvania and New Jersey. Mr. Stover received his B.A. in Accounting from Lehigh University and is a Certified Public Accountant. We believe that Mr. Stover is well-qualified to serve as a director of the Company based on Mr. Stover’s experience holding senior leadership positions in the life sciences industry, and his specific experience and skills in the areas of general operations, financial operations and administration.

Ben C. Hwang, Ph.D. — Dr. Hwang has served as Profusa’s Chairman of the board and Chief Executive Officer since January 2012. Prior to Profusa, Dr. Hwang served in a variety of leadership roles at Life Technologies Corp. (acquired by Thermo Fisher Scientific, Inc.), including President of the Asia Pacific Region and Head of the qPCR Division. Prior to joining Life Technology, Dr. Hwang was a consultant with McKinsey & Company. Dr. Hwang received his M.A. in Biology and Ph.D. in Biology from The Johns Hopkins University. We believe that Dr. Hwang is well-qualified to serve as a director of the Company based on his familiarity with Profusa’s business, his experience in the life science industry, and his educational background.

Rajesh Asarpota — Rajesh Asarpota has served as a director since July 2025. Mr. Asarpota is currently the chief financial officer at Augmedics, a company that has pioneered cutting-edge augmented reality technologies to improve surgical outcomes for spine surgery. Prior to Augmedics, from September 2020 to October 2021, he served at ApiJect as executive vice president, chief financial officer and head of technology. ApiJect is a medical technology company that seeks to revolutionize how medicines and vaccines are filled, finished and delivered. Prior to ApiJect, from August 2017 to September 2020, Asarpota served as executive vice president and chief financial officer with NuVasive, a global public company and leader in minimally invasive, procedurally integrated spine solutions. Prior to NuVasive, he spent two years in the private equity space at Imaging Advantage and Cole Parmer as executive vice president and chief financial officer. Imaging Advantage was acquired by Envision in 2015. In 2014, he served as the executive vice president and chief financial officer for Questcor Pharmaceuticals which was acquired by Mallinckrodt in a $5.6B transaction. Mr. Asarpota also spent a decade at Life Technologies, a global life sciences company where he was responsible for helping scale the organization, driving growth through organic and M&A channels. During his tenure, the company revenue grew from approximately $1B to more than $4B in 2014, leading to the company’s sale to Thermo Fisher for $13.6 billion that year. Prior to Life Technologies, Mr. Asarpota spent 11 years at GE in several finance leadership roles. Mr. Asarpota holds a M.B.A. from Marquette University and a Bachelor of Commerce from the University of Bombay. We believe that Mr. Asarpota is well-qualified to serve as a director of the Company based on his healthcare focused experience.

No director is related to any other director or executive officer of the Company or any of our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

Dr. Hwang serves as both Chairman of the board and Chief Executive Officer, and Mr. O’Rourke serves as the Lead Independent Director. Our board believes that this strikes an appropriate balance between strong Company leadership with deep knowledge of our business through a combined Chairman of the board and Chief Executive Officer role, and independent oversight through a Lead Independent Director position. More specifically, our Board believes that the Lead Independent Director position helps maintain an appropriate level of independent checks and balances, enables independent oversight of management and encourages objective oversight of management’s performance, reinforcing the independence of the board as a whole and enhancing its overall effectiveness. In the role of Lead Independent Director, Mr. O’Rourke will (i) preside over Board meetings at which the Chairman of the board is not present, (ii) preside over executive sessions of the independent directors, (iii) serve as a liaison between the independent directors and the Chairman of the board, (iv) be authorized to call meetings of the independent directors, (v) lead the board in discussions concerning our Chief Executive Officer’s performance and succession, (vi) consult with the Chairman of the board regarding meeting agendas and meeting schedules for the board, (vii) be available for consultation and direct communication if requested by major stockholders and (viii) perform such other duties as requested by the board.

While the board has concluded that this leadership structure is appropriate for us at this time, the Nominating and Corporate Governance Committee will be charged with periodically reviewing the board’s leadership structure. With the committee’s support, the board will continue to regularly evaluate its leadership structure and may exercise its discretion to make changes designed to ensure an appropriate and effective framework of governance and accountability, taking into consideration the needs of our business and the long-term interests of our stockholders.

Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Our certificate of incorporation and bylaws authorize only our board of directors to fill vacancies on the board of directors. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors may have the effect of delaying or preventing changes in control.

CORPORATE GOVERNANCE

Independence of our Board of Directors

Four (4) of our five (5) directors are independent directors and our board consists of an independent audit committee, nominating committee and compensation committee. Jack Stover, Peter O’Rourke, Rajesh Asarpota, and Lauren Chung are “independent directors,” as defined in Nasdaq listing standards and applicable SEC rules.

Board Committees

Audit Committee

Our audit committee is responsible for, among other things:

•        appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm their independence from management;

•        reviewing, with our independent registered public accounting firm, the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the annual financial statements that we file with the SEC;

•        overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

•        reviewing our policies on risk assessment and risk management;

•        reviewing related person transactions; and

•        establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our audit committee consists of Lauren Chung (Chair), Rajesh Asarpota and Peter O’Rourke each of whom qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. In addition, all of the audit committee members meet the requirements for financial literacy under applicable SEC and Nasdaq rules and qualify as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. Our Board has adopted a written charter for the audit committee, which is available on our website. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Compensation Committee

The compensation committee is responsible for, among other things:

•        reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving, (either alone or, if directed by the board of directors, in conjunction with a majority of the independent members of the board of directors) the compensation of our Chief Executive Officer;

•        overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;

•        reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans, policies and programs;

•        reviewing and approving all employment agreement and severance arrangements for our executive officers;

•        making recommendations to our board of directors regarding the compensation of our directors; and

•        retaining and overseeing any compensation consultants.

Our compensation committee consists of Rajesh Asarpota (Chair), Lauren Chung, and Peter O’Rourke, each of whom qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to compensation committee membership, including the heightened independence standards for members of a compensation committee. Our board adopted a written charter for the compensation committee, which is available on our website. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Nominating Committee

Our nominating committee is responsible for, among other things:

•        identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

•        overseeing succession planning for our Chief Executive Officer and other executive officers;

•        periodically reviewing our board of directors’ leadership structure and recommending any proposed changes to our board of directors;

•        overseeing an annual evaluation of the effectiveness of our board of directors and its committees; and

•        developing and recommending to our board of directors a set of corporate governance guidelines.

Our nominating committee consists of Peter O’Rourke (Chair), Jack Stover and Lauren Chung, each of whom qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to nominating committee membership. Our board adopted a written charter for the nominating committee, which is available on our website after adoption. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Risk Oversight

Our board of directors is responsible for overseeing our risk management process. Our board of directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our audit committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors’ leadership structure.

Code of Ethics

Our board adopted a Code of Ethics applicable to our directors, executive officers and team members that complies with the rules and regulations of Nasdaq and the SEC. The Code of Ethics is available on our website. In addition, we intend to post on the Corporate Governance section of our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file with the SEC reports regarding their ownership and changes in our ownership of our securities. We believe that, during 2025, all Reporting Persons complied with all Section 16(a) filing requirements.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of all of our executive officers as of May 12, 2026. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position
Ben C. Hwang, Ph.D.	58	Chairman of the Board; Chief Executive Officer
Fred Knechtel	65	Chief Financial Officer
Bill McMillan	75	Co-founder, Chief Scientific Officer, and Head of Research

The following is information about the experience and attributes of the members of our senior executive officers as of the date of this Proxy Statement.

Ben C. Hwang, Ph.D. — For biographical information see the section titled “Continuing Directors.”

Fred Knechtel — Fred Knechtel has served as our Chief Financial Officer since July 2025, and was the Co-Founder, Director and CFO of Northview Acquisition Corporation between August 2023 through the closing of the Business Combination in July 2025. From August 2022 to August 2023, Mr. Knechtel served as chief financial officer of DiamiR Biosciences. From January 2020 to January 2021, Mr. Knechtel served as chief financial officer of Interpace Biosciences, Inc. From June 2018 to December 2018, Mr. Knechtel served as chief financial officer of GENEWIZ, Inc. From November 2014 to November 2017, Mr. Knechtel served as group chief financial officer of Sims Metal Management. From November 2009 to October 2014, Mr. Knechtel served as chief financial officer of Remy International, Inc. Mr. Knechtel received a Bachelor of Engineering from Stony Brook University and a M.B.A in Finance from Hofstra University. We believe that Mr. Knechtel is well-qualified to serve as a director of the Company based on Mr. Knechtel’s experience holding high level executive positions in the life sciences industry, and his financial and accounting experience.

Bill McMillan — Bill McMillan was the initial driving force to start Profusa — he built the company road map, enlisted top talent and secured seed funding. As a co-inventor of Profusa’s biologically integrated sensor and optical reader, Bill McMillan is a biotech pioneer whose career has spanned more than three decades in the development of next-generation diagnostic and medical device technologies and products, the last 20 years as an entrepreneur. He was the co-founder and Senior Vice President of Research and Development at Cepheid, Inc. (NASDAQ: CPHD), a global leader in developing and commercializing easy-to-use molecular diagnostic products. He earned a B.S. in Chemistry and an M.S. in Microbiology from San Jose State University and later became a certified public health microbiologist before moving to the medical technology industry.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies, as we are an emerging growth company. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. Such rules require compensation disclosure for Profusa’s principal executive officer and its two most highly compensated executive officers other than the principal executive officer whose total compensation for 2025 exceeded $100,000, who were serving as the Company’s executive officers as of December 31, 2025. We refer to these individuals as the Company’s “named executive officers.” For 2025, Ben Hwang, Chief Executive Officer and Chairman, and Fred Knechtel, Chief Financial Officer were Profusa’s “named executive officers.”

Compensation of Named Executive Officers

Cash Compensation

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, Profusa provides a base salary level designed to reflect the executive officer’s scope of responsibility and accountability. While cash bonuses have been provided on a discretionary basis in prior years, Dr. Hwang and Mr. Knechtel received a cash bonus for respective amounts as shown below in the summary compensation table with respect to 2025.

Equity Awards

While Profusa maintains an equity compensation plan, during 2025, Dr. Hwang and Mr. Knechtel did not receive any equity awards with respect to Profusa and, as of December 31, 2025, Dr. Hwang and Mr. Knechtel did not hold any outstanding equity awards with respect to Profusa.

Summary Compensation Table

The following table shows information regarding the compensation of Dr. Hwang and Mr. Knechtel, our named executive officers, for services performed in the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All other compensation ($)	Total ($)
Ben Hwang,	2024	470,000	—	—	470,000
Chief Executive Officer	2025	300,000	2,000,000	—	2,300,000
Fred Knechtel,
Chief Financial Officer	2025	165,801	520,000	—	685,801

Additional Narrative Disclosure

Severance Arrangements

Profusa generally executes an offer of employment before an executive joins Profusa. This offer describes the basic terms of the executive’s employment, including his or her start date, starting salary, annual incentive target (if any) and equity awards. Profusa does not maintain a general severance policy. However, Dr. Hwang’s offer letter, dated January 1, 2013, provides that, upon a termination of employment by Profusa without cause, Profusa will pay him six months’ base salary plus a pro-rata portion of any earned bonus payment (in a lump sum payment), as well as pay his monthly COBRA premiums for up to six months, subject to Dr. Hwang’s execution of a release of claims in favor of Profusa.

401(k) Plan

Profusa maintains a qualified 401(k) savings plan which allows participants to defer a portion of their compensation to the 401(k) savings plan on a before-tax and after-tax basis. Profusa provides discretionary profit sharing contributions on behalf of its eligible participants. Profusa did not make any profit sharing contributions in 2025.

Director Compensation

Profusa’s historical director compensation program has consisted of equity awards. However, in 2025, Profusa did not grant any equity awards to its non-employee directors. In 2026, we entered into a director’s agreement with each of our non-employee directors, and a total of $110,000 was paid out for 2025 compensation. See table below for summary of annual cash retainers for non-employee directors.

As of December 31, 2025, the non-employee directors held outstanding options to purchase Profusa shares as follows: Joan Braddi — 80,000 shares. Mr. Knechtel and Dr. Hwang, as Profusa’s Chief Financial Officer and Chief Executive Officer, respectively, did not receive any additional compensation for their service on the Profusa board of directors. Please see the Summary Compensation Table for the compensation paid or awarded to Dr. Hwang and Mr. Knechtel in 2025.

Annual retainer for nonemployee directors
Board of Directors:
Members	$35,000
Lead director	$50,000

Audit Committee
Member	$7,500
Chairperson	$15,000

Compensation Committee
Member	$5,000
Chairperson	$10,000

Nominating and Corporate Governance Committee
Member	$3,750
Chairperson	$7,500

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, and do not time the public release of such information based on award grant dates. During the last completed fiscal year, we have not made awards to any named executive officer or director during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

RELATED PARTY TRANSACTIONS

Tasly Convertible Note

In June 2023, Profusa entered into a short-term loan agreement with Tasly, a shareholder of Profusa, under which Profusa may borrow up to $1.6 million, of which $1.0 million was borrowed on June 26, 2023, and the remainder was available to be borrowed by August 31, 2023. The loan bears interest at a rate of 12% per annum and matured on December 31, 2023, subject to the parties’ decision to extend. Upon the occurrence of certain events of default by Profusa, including failure to repay in full the amounts owed at maturity, the lender will have an option to convert the entire outstanding balance and accrued but unpaid interest under the Tasly Convertible Note into either (i) senior unsecured promissory notes on substantially the same terms as the outstanding Senior Notes as of December 31, 2025, or (ii) shares of Common Stock at a conversion price of $144 per share.

Profusa elected to apply the fair value option to account for the Tasly Convertible Note. Accordingly, no features of the Tasly Convertible Note are bifurcated and separately accounted for. The fair value of the Tasly Convertible Note was $1.6 million at issuance and $2.3 million as of December 31, 2025. Accrued stated interest on the Tasly Convertible Note was $0.4 million for the year ended December 31, 2025.

Equity Grants to Executive Officers and Directors

Profusa has granted stock options to its executive officers and certain directors, as more fully described under the section titled “Compensation of Directors and Executive Officers.”

Director and Executive Officer Compensation

Please see the section titled “Compensation of Directors and Executive Officers” for information regarding the compensation of Profusa’s executive officers and directors.

Severance Arrangements

Profusa has entered into severance arrangements with certain of its executive officers. For more information regarding these agreements, see the section titled “Compensation of Directors and Executive Officers.”

Indemnification Agreements

We entered into new indemnification agreements with each of our directors and executive officers that are not already party to indemnification agreements. The indemnification agreements, our amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers.

NorthView Related Party Transactions Pre-Business Combination

On April 27, 2023, the Company signed a Convertible Working Capital Promissory Note (“the Note”) with the Sponsor for $1.2 million. The Note is non-interest bearing and is due the earlier of the consummation of a business combination or the date of liquidation. The Sponsor may elect to convert all or any portion of the unpaid principal balance of this Note into warrants, at a price of $75 per warrant. On January 10, 2024, the Company’s board of directors approved, and the Company amended the Note to increase the principal amount of the Note that could be drawn on to $1.5 million. The amended and restated Note also allows for the conversion of the outstanding principal balance of the Note to be repaid in shares of Common Stock at a price of $166.50 per share at the election of the Sponsor. On May 31, 2024, the Company’s board of directors approved and the Company entered into a second amendment of the Note to increase the principal amount of the Note that could be drawn on to $2.5 million. The second amended and restated Note also allows for the conversion of the outstanding principal balance of the Note to be repaid in shares of Common Stock at a price of $166.50 per share at the election of the Sponsor. As of December 31, 2025, the Company had principal outstanding of $1.9 million and is presenting the Note at fair value on its balance sheet at December 31, 2025 in the amount of $1.9 million. As of December 31, 2025, this note was due on July 11, 2025, and on March 20, 2026, we amended the Note to extend the maturity date to December 31, 2026. In addition, on April 6, 2026, the Company amended the Note to update the conversion price to $0.76 per share and concurrently approved the conversion of the entire outstanding principal balance of $1.9 million into 2,460,257 shares of its common stock to the holders.

Procedures for Approval of Related Party Transactions

A “related party transaction” is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related party had or will have a direct or indirect material interest. A “related party” includes:

•        any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•        any person who beneficially owns more than 5% of our Common Stock;

•        any immediate family member of any of the foregoing; or

•        any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Our audit committee is responsible for reviewing and approving in advance any related party transactions.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Annual Meeting

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 626 Bancroft Way, Suite A, Berkeley, California 94710, in writing not later than January 23, 2027. For any proposal that a stockholder wishes to propose for consideration at the 2027 Annual Meeting but does not wish to include in the proxy materials for that meeting, our Amended and Restated Bylaws require a notice of the proposal to be delivered by March 25, 2027. The notice of the proposal also must comply with the content requirements for such notices set forth in our Bylaws.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at (925) 997-6925 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company at:

PROFUSA, INC.
626 Bancroft Way
Suite A
Berkeley, CA 94710
Telephone: (925) 997-6925

If you are a stockholder of the Company and would like to request documents, please do so by June 16, 2026 in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ Ben C. Hwang
Ben C. Hwang, Ph.D. Chief Executive Officer
May 26, 2026 Berkeley, CA

APPENDIX A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
PROFUSA, INC.

Profusa, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware, does hereby make and execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, and does hereby certify that:

1.      Article [__] of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby amended by adding the following new paragraph at the end of such article:

Reverse Stock Split. Upon the effectiveness of the Certificate of Amendment to the certificate of incorporation first inserting this sentence (the “Reverse Split Effective Time”), each [___] ([__]) to [___] ([__]) issued shares of Common Stock as of the Reverse Stock Split Effective Time shall automatically, and without action on the part of the Corporation or the stockholders, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock, with the exact ratio within, and inclusive of, [___] ([__]) to [___] ([__]) shares to be determined by the Board of Directors of the Corporation prior to the Reverse Split Effective Time and publicly announced by the Corporation (such combination of shares, the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically, without any action by the holders of the shares of Common Stock and whether or not any certificates representing such shares have been surrendered to the Corporation, and each certificate that immediately prior to the Reverse Split Effective Time represented shares of Common Stock, shall thereafter, automatically and without presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been combined, subject to any elimination of fractional interests; provided that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Stock Split unless the existing certificate(s) evidencing the applicable shares of Common Stock prior to the Reverse Stock Split are surrendered to the Corporation (or unless the holder thereof notifies the Corporation that such certificate(s) have been lost, stolen or destroyed and executes a lost certificate affidavit and agreement reasonably acceptable to the Corporation, which may include a requirement to post a bond, to indemnify the Corporation against any claim that may be made against the Corporation on account of such alleged loss, theft or destruction). Each book entry position that immediately prior to the Reverse Stock Split Effective Time represented issued shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such book entry position has been combined pursuant to the Reverse Stock Split, subject to any elimination of fractional interests. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation, and adjustments to such securities or rights (including the treatment of any fractional shares resulting from such adjustments) shall be made in accordance with the terms of the applicable agreements governing such securities or rights, including but not limited to the Corporation’s 2025 Equity Incentive Plan and applicable warrant agreements.

2.      The foregoing amendment was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

3.      Prior to this Certificate of Amendment becoming effective, the Board of Directors of the Corporation determined that each [__] ([__]) issued shares of Common Stock be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock.

4.      This Certificate of Amendment shall become effective at 12:01 a.m., Eastern Time, on [___].

A-1

IN WITNESS WHEREOF, I have signed this Certificate this [__]th day of [____].

Ben C. Hwang
Chief Executive Officer

A-2

APPENDIX B

AMENDMENT TO THE PROFUSA, INC. 2025 EQUITY INCENTIVE PLAN

Dated: May 7, 2026

WHEREAS, the Board of Directors (the “Board”) of Profusa, Inc., a Delaware corporation (the “Company”), heretofore established the Profusa, Inc. 2025 Equity and Incentive Plan (the “Plan”);

WHEREAS, after giving effect to the Reverse Stock Splits (as defined in the Proxy Statement), the maximum number of shares of common stock of the Company (“Common Stock”) currently available for grants of awards under the Plan (not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding awards under the Plan) is 100,386 shares;

WHEREAS, 14,648 shares of Common Stock have been granted under the Plan or are subject to outstanding awards under the Plan, and accordingly, 85,738 shares authorized under the Plan remain available for additional awards;

WHEREAS, to ensure that a sufficient number of shares of Common Stock are available under the Plan to properly incentivize those eligible to participate in the Plan, including future eligible participants, the Board believes it to be in the best interests of the Company and its stockholders to increase the number of shares of Common Stock available for grants of awards thereunder by 695,544 additional shares of Common Stock (the “Additional Reserved Shares”) (from 100,386 to 795,930 shares), in each case after giving effect to the Reverse Stock Splits and not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding awards under the Plan;

WHEREAS, the Board further believes it to be in the best interests of the Company and its stockholders that all such Additional Reserved Shares be available for grants of Incentive Stock Options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended; and

WHEREAS, Section 5.2 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is required by applicable law, rule or regulation (including any rule of the Nasdaq Capital Market or any other stock exchange on which the shares of Common Stock are then traded).

NOW, THEREFORE, subject to approval of the Company’s stockholders, the Plan is hereby amended as follows:

1.      Effective as of the date hereof, the first paragraph of Section 1.5 of the Plan is hereby amended and restated in its entirety to read as follows:

“1.5  Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, the number of Shares that shall be available for all awards under this Plan, other than Substitute Awards, shall be equal to 795,930 Shares (after giving effect to the Reverse Stock Splits). Subject to adjustment as provided in Section 5.7, no more than 795,930 Shares (after giving effect to the Reverse Stock Splits) in the aggregate may be issued under this Plan in connection with Incentive Stock Options. The number of Shares available under the Plan shall increase annually on the first day of each calendar year, beginning with the calendar year ending December 31, 2026, and continuing until (and including) the calendar year ending December 31, 2035, with such annual increase equal to the lesser of (i) 4% of the number of Shares issued and outstanding on December 31 of the immediately preceding fiscal year and (ii) an amount determined by the Board.”

2.      Except as expressly amended hereby, the Plan shall continue in full force and effect in accordance with its terms.

3.      This Amendment shall be effective upon approval by the Company’s stockholders.

B-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.

PROFUSA, INC.

By:	/s/ Ben Hwang
Name: Ben Hwang
Title: Chief Executive Officer

B-2

PROFUSA, INC. 626 BANCROFT WAY, SUITE A BERKELEY, CA 94710 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PFSA2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T01038-P54305 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PROFUSA, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Director Proposal: A proposal to elect Lauren Chung as a Class I director, to hold office until our 2029 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal (the “Election of Director Proposal” or “Proposal One”); Nominee: 1a. Lauren Chung 2. Reverse Stock Split Proposal: A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to, at the discretion of our Board of Directors, effect one or more reverse stock splits over the course of the next two years (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share (the “common stock”), including any common stock held by the Company as treasury shares, at any time prior to or on June 23, 2028, at a ratio of 1-for-5 to 1-for-200 (the “Range”) provided that the aggregate splits will not exceed 1-for-200, with the ratio within such Range to be determined at the discretion of our Board of Directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders (such action is referred to herein as the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal” or “Proposal Two”); 3. Preferred Stock Issuance Proposal: A proposal to approve, for purposes of Nasdaq Listing Rules 5635(a) and 5635(d), the issuance by the Company of shares of a newly created series of convertible preferred stock (the “Preferred Stock”) and the shares of common stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) to Bio Insights LLC as consideration for the Company’s acquisition of certain assets relating to the PanOmics Assay pursuant to that certain Asset Purchase Agreement, dated as of April 21, 2026, by and between the Company and Bio Insights LLC (the “Preferred Stock Issuance Proposal” or “Proposal Three”); 4. Convertible Notes Proposal: A proposal to approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), the potential issuance in excess of 19.99% of our outstanding shares of common stock upon the conversion of that certain promissory note issued by the Company to NorthView Sponsor I LLC, as modified pursuant to the Note Modification and Conversion Agreement, dated as of April 24, 2026, by and between the Company and NorthView Sponsor I LLC, as amended by Amendment No. 1 thereto, dated as of April 29, 2026 (the “Convertible Notes Proposal” or “Proposal Four”); 5. Equity Plan Amendment Proposal: To approve an amendment to our 2025 Equity and Incentive Plan (the “Plan”) to increase the number of shares of Common Stock that are available to be issued pursuant to the Plan from 100,386 to 795,930 shares, an increase of 695,544 shares (such that the pool of shares available under the Plan will represent 15% of the Company’s outstanding shares of Common Stock, calculated based on 4,510,268 shares of Common Stock outstanding as of May 7, 2026) (after giving effect to the Reverse Stock Split) (the “Equity Plan Amendment Proposal” or “Proposal Five”); and 6. Adjournment Proposal: A proposal to authorize an adjournment or adjournments of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal One, Proposal Two, Proposal Three, Proposal Four, Proposal Five, or Proposal Six (the “Adjournment Proposal” or “Proposal Six”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Withhold Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. T01039-P54305 PROFUSA, INC. Annual Meeting of Stockholders June 23, 2026 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ben Hwang and Fred Knechtel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PROFUSA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 23, 2026, virtually at www.virtualshareholdermeeting.com/PFSA2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side